SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Sec. 240.14a-12

                          THE GABELLI GLOBAL DEAL FUND
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                          THE GABELLI GLOBAL DEAL FUND

                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2010

                                   ----------

To the Shareholders of
THE GABELLI GLOBAL DEAL FUND

     Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Global Deal Fund, a Delaware statutory trust (the "Fund"), will be held on Monday, May 17, 2010, at 8:30 a.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 and at any adjournments thereof (the "Meeting"), for the following purposes:

     1. To elect three (3) Trustees of the Fund, two (2) Trustees to be elected by the holders of the Fund's Common Shares and holders of its Series A Cumulative Callable Preferred Shares (the "Preferred Shares"), voting together as a single class, and one (1) Trustee to be confirmed and elected by the holders of the Fund's Preferred Shares, voting as a separate class (PROPOSAL 1); and

     2. To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

     These items are discussed in greater detail in the attached Proxy
Statement.

     The close of business on March 15, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD OR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                                        By Order of the Board of Trustees,


                                        PETER D. GOLDSTEIN
                                        ACTING SECRETARY

April 7, 2010

           INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                         VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.                        ABC Corp.
(2) ABC Corp.                        John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer          John Doe
(4) ABC Corp., Profit Sharing Plan   John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                        Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78                   Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA    John B. Smith
(2) John B. Smith, Executor
    Estate of Jane Smith             John B. Smith, Executor

                   INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

     Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. Instructions for Internet and telephonic voting are included with each of the Notice of Internet Availability of Proxy Materials and the proxy card.

                          THE GABELLI GLOBAL DEAL FUND

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 17, 2010

                                   ----------

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the members of which are referred to as "Trustees") of The Gabelli Global Deal Fund, a Delaware statutory trust (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 17, 2010, at 8:30 a.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Internet Availability of Proxy Materials is being mailed on April 7, 2010.

     In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of American Stock Transfer & Trust Company ("AST"), the Fund's transfer agent, and affiliates of AST or other representatives of the Fund may also solicit proxies by telephone, telegraph, Internet, or in person. In addition, the Fund has retained The Altman Group to assist in the solicitation of proxies for a fee of $750 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing and mailing the Proxy Statement and its enclosures. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

     THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED DECEMBER 31, 2009, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE FUND AT 800-422-3554, OR VIA THE INTERNET AT www.gabelli.com.

     If the proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Trustees as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 130 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     The close of business on March 15, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The Fund has two classes of capital stock outstanding: common shares, par value $0.001 per share (the "Common Shares"), and Series A Cumulative Callable Preferred Shares, par value $0.001 per share (the "Preferred Shares" and together with the Common Shares, the "Shares"). The holders of the Common Shares and Preferred Shares are each entitled to one vote for each full share held. On the record date, there were 21,177,810 Common Shares and 1,920,242 Preferred Shares outstanding.

     The following person was known to the Fund to be beneficial owner of more than 5% of each of the Fund's outstanding Common and Preferred Shares as of the record date:

      NAME AND ADDRESS OF                              AMOUNT OF SHARES
      BENEFICIAL OWNER(S)         TITLE OF CLASS   AND NATURE OF OWNERSHIP   PERCENT OF CLASS
      -------------------         --------------   -----------------------   ----------------
Mario J. Gabelli and affiliates       Common       1,332,962 (beneficial)(1)       6.3%
One Corporate Center
Rye, New York 10580-1422             Preferred       687,620 (beneficial)(2)       3.6%

(1) Comprised of 65,549 Common Shares owned directly by Mr. Gabelli, 28,200 Common Shares owned by a family partnership for which Mr. Gabelli serves as general partner, 7,174 Common Shares owned by a subsidiary of GAMCO Investors Inc., 88,859 Common Shares owned by GGCP, Inc., a parent company of GAMCO Investors, Inc., 16,567 Common Shares owned by GPJ Retirement Partners, LLC in which Mr. Gabelli has less than 100% interest and disclaims beneficial ownership of the Shares held by this entity; which are in excess of this indirect pecuniary interest, and 1,126,613 Common Shares owned by GAMCO Investors, Inc. or its affiliates. Mr Gabelli disclaims beneficial ownership of the Shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

(2) Comprised of 310,166 Preferred Shares owned directly by Mr. Gabelli, 140,000 Preferred Shares owned by a family partnership for which Mr. Gabelli serves as general partner, and 237,454 Preferred Shares owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the Shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

Lazard Asset Management LLC           Common        2,801,211(beneficial)         13.2%
30 Rockefeller Plaza
New York, New York 10112

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL                    COMMON SHAREHOLDERS                  PREFERRED SHAREHOLDERS
--------            ----------------------------------   --------------------------------------
1. Election of      Common and Preferred Shareholders,   Common and Preferred Shareholders,
   Trustees         voting together as a single class,   voting together as a single class,
                    vote to elect two Trustees:          vote to elect two Trustees:
                    Edward T. Tokar                      Edward T. Tokar
                    Salvatore J. Zizza                   Salvatore J. Zizza

                                                         Preferred Shareholders, voting as a
                                                         separate class, vote to elect one
                                                         Trustee for the remainder of his term:
                                                         Anthony J. Colavita

2. Other Business   Common and Preferred Shareholders, voting together as a single class

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

               PROPOSAL 1: TO ELECT THREE (3) TRUSTEES OF THE FUND

NOMINEES FOR THE BOARD OF TRUSTEES

     The Board consists of nine Trustees, seven of whom are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The Fund divides the Board into three classes, each class having a term of three years. Each year the term of office of one class will expire. Anthony J. Colavita, Edward T. Tokar, and Salvatore J. Zizza have each been nominated by the Board for election to serve for a three-year term to expire at the Fund's 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Each of the Trustees of the Fund has served in that capacity since the November 8, 2006 organizational meeting of the Fund. All of the Trustees of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

NOMINEES TO SERVE UNTIL 2013 ANNUAL MEETING OF SHAREHOLDERS
Anthony J. Colavita
Edward T. Tokar
Salvatore J. Zizza

TRUSTEES SERVING UNTIL 2012 ANNUAL MEETING OF SHAREHOLDERS
Mario J. Gabelli, CFA
Mario d'Urso
Michael J. Melarkey

TRUSTEES SERVING UNTIL 2011 ANNUAL MEETING OF SHAREHOLDERS
James P. Conn
Clarence A. Davis
Arthur V. Ferrara

     Under the Fund's Declaration of Trust, Statement of Preferences, and the 1940 Act, holders of the Fund's outstanding Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund's outstanding Common Shares and Preferred Shares, voting together as a single class, are entitled to elect the remaining Trustees, subject to the provisions of the 1940 Act and the Fund's Declaration of Trust, Statement of Preferences, and By-Laws. The holders of the Fund's outstanding Preferred Shares would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Fund's Preferred Shares are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Mr. Colavita is a nominee for election as Trustee at the Meeting to be elected solely by the holders of the Fund's Preferred Shares. A quorum of the Preferred Shareholders must be present at the Meeting in order for the proposal to elect Mr. Colavita to be considered.

     Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT TRUSTEES AND OFFICERS

     Set forth in the table below are the existing Trustees, including those Trustees who are not considered "interested persons," as defined in the 1940 Act (the "Independent Trustees"), three of whom are nominated for re-election for election to the Board of the Fund and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations and, in the case of the Trustees, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

                                                                                                             NUMBER OF
                                                                                                           PORTFOLIOS IN
                                                                                                                FUND
                            TERM OF OFFICE                                     OTHER DIRECTORSHIPS HELD      COMPLEX(3)
    NAME, POSITION(S)        AND LENGTH OF       PRINCIPAL OCCUPATION(S)           BY TRUSTEE DURING        OVERSEEN BY
   ADDRESS(1) AND AGE        TIME SERVED(2)       DURING PAST FIVE YEARS            PAST FIVE YEARS           TRUSTEE
   ------------------      ----------------   -----------------------------   --------------------------   -------------
INTERESTED TRUSTEES/NOMINEES(4):

MARIO J. GABELLI           Since 2006**       Chairman and Chief Executive    Director of Morgan Group           26
Trustee and                                   Officer of GAMCO Investors,     Holdings, Inc. (holding
Chief Investment Officer                      Inc. and Chief Investment       company); Chairman of the
Age: 67                                       Officer - Value Portfolios of   Board of LICT Corp.
                                              Gabelli Funds, LLC and GAMCO    (multimedia and
                                              Asset Management Inc.;          communication services);
                                              Director/Trustee or Chief       Director of CIBL, Inc.
                                              Investment Officer of other     (broadcasting and wireless
                                              registered investment           communications)
                                              companies in the
                                              Gabelli/GAMCO Funds complex;
                                              Chief Executive Officer of
                                              GGCP, Inc.

EDWARD T. TOKAR            Since 2006*        Senior Managing Director of     Director of CH Energy               2
Trustee                                       Beacon Trust Company (trust     Group (energy services);
Age: 62                                       services) since 2004; Chief     Trustee of Levco Series
                                              Executive Officer of Allied     Trust Mutual Funds through
                                              Capital Management LLC          2005; Director of DB Hedge
                                              (1997-2004); Vice President     Strategies Fund through March
                                              of Honeywell International      2007; Director of Topiary
                                              Inc. (1977-2004); Director      Fund for Benefit Plan Investors
                                              Teton Advisors, Inc.            (BPI) LLC through December 2007
                                              (financial services
                                              2008-present)

INDEPENDENT TRUSTEES/NOMINEES(5):

ANTHONY J. COLAVITA        Since 2006*        President of the law firm of                --                     34
Trustee                                       Anthony J. Colavita, P.C.
Age: 74

JAMES P. CONN              Since 2006***      Former Managing Director and                --                     18
Trustee                                       Chief Investment Officer of
Age: 72                                       Financial Security Assurance
                                              Holdings Ltd. (insurance holding
                                              company (1992-1998)

CLARENCE A. DAVIS          Since 2006***      Former Chief Executive          Director of Oneida Ltd.             2
Trustee                                       Officer of Nestor, Inc.;        (kitchenware); (2005-2006)
Age: 68                                       (2007-2009) Former Chief        Director of Telephone &
                                              Operating Officer (2000-2005)   Data Systems, Inc.
                                              and Chief Financial Officer     (telephone services);
                                              (1999-2000) of the American     Director of Pennichuck
                                              Institute of Certified Public   Corp. (water supply);
                                              Accountants                     Director of Sonesta
                                                                              International Hotels Corp.
                                                                              (hotels); (2005-2006)

Mario d'Urso               Since 2006**       Chairman of Mittel Capital                  --                      5
Trustee                                       Markets S.p.A. (2001-2008);
Age: 69                                       Senator in the Italian
                                              Parliament (1996-2001)

                                                                                                             NUMBER OF
                                                                                                           PORTFOLIOS IN
                                                                                                                FUND
                            TERM OF OFFICE                                     OTHER DIRECTORSHIPS HELD      COMPLEX(3)
    NAME, POSITION(S)        AND LENGTH OF       PRINCIPAL OCCUPATION(S)           BY TRUSTEE DURING        OVERSEEN BY
   ADDRESS(1) AND AGE        TIME SERVED(2)       DURING PAST FIVE YEARS            PAST FIVE YEARS           TRUSTEE
   ------------------      ----------------   -----------------------------   --------------------------   -------------
INDEPENDENT TRUSTEES/NOMINEES(5):

ARTHUR V. FERRARA          Since 2006***      Former Chairman of the Board                --                      8
Trustee                                       and Chief Executive Officer
Age: 79                                       of The Guardian Life
                                              Insurance Company of America
                                              (1992-1995)

MICHAEL J. MELARKEY        Since 2006**       Partner in the law firm of      Director of Southwest Gas           5
Trustee                                       Avansino, Melarkey, Knobel,     Corporation (natural gas
Age: 60                                       Mulligan & McKenzie             utility)

SALVATORE J. ZIZZA         Since 2006*        Chairman and Chief Executive    Director of Harbor                 28
Trustee                                       Officer of Zizza & Co., Ltd.    BioSciences, Inc.
Age: 64                                       (private holding company) and   (biotechnology) and
                                              Chief Executive Officer of      Trans-Lux Corporation
                                              General Employment              (business services);
                                              Enterprises, Inc.               Chairman of each of BAM
                                                                              (manufacturing);
                                                                              Metropolitan Paper
                                                                              Recycling (recycling);
                                                                              Bergen Cove Realty Inc.
                                                                              (real estate); Bion
                                                                              Environmental Technologies
                                                                              (technology) (2005-2008);
                                                                              Director of Earl Scheib
                                                                              Inc. (automotive painting)
                                                                              through April 2009

OFFICERS(6):

BRUCE N. ALPERT            Since 2006 Since   Executive Vice President
President                  March 2010         (since 1999) and Chief
Acting Treasurer                              Operating Officer (since 1988)
Age: 58                                       of Gabelli Funds, LLC, Chairman
                                              of Teton Advisors, Inc. since
                                              July 2008 and Director and
                                              President from 1998 through June
                                              2008; Senior Vice President of
                                              GAMCO Investors, Inc. since
                                              2008; Officer of all of the
                                              registered investment
                                              companies in the
                                              Gabelli/GAMCO Fund Complex
                                              since 1988

CARTER W. AUSTIN           Since 2006         Vice President of the Fund
Vice President                                since 2006; Vice President of
Age: 43                                       other registered investment
                                              companies in the
                                              Gabelli/GAMCO Fund Complex;
                                              Vice President of Gabelli
                                              Funds, LLC since 1996

PETER D. GOLDSTEIN         Since 2006         Director of Regulatory
Chief Compliance Officer   Since March 2010   Affairs for GAMCO Investors,
Acting Secretary                              Inc. since 2004; Chief
Age: 57                                       Compliance Officer of all of
                                              the registered investment
                                              companies in the
                                              Gabelli/GAMCO Fund Complex

LAURISSA MARTIRE           Since February     Ombudsman of the Fund since
Ombudsman                  2010               2010; Vice President or Ombudsman
Age: 33                                       of other registered investment
                                              companies in the Gabelli/
                                              GAMCO Fund Complex; Assistant
                                              Vice President of GAMCO
                                              Investors, Inc. since 2003

AGNES MULLADY(7)           Since 2006         Senior Vice President of
Treasurer and Secretary                       GAMCO Investors, Inc. since
Age: 51                                       2009; Vice President of
                                              Gabelli Funds, LLC since
                                              2007; Officer of all of the
                                              registered investment
                                              companies in the
                                              Gabelli/GAMCO Fund Complex;
                                              Senior Vice President of U.S.
                                              Trust Company, N.A. and
                                              Treasurer and Chief Financial
                                              Officer of Excelsior Funds
                                              from 2004-2005

                                                                                                             NUMBER OF
                                                                                                           PORTFOLIOS IN
                                                                                                                FUND
                            TERM OF OFFICE                                     OTHER DIRECTORSHIPS HELD      COMPLEX(3)
    NAME, POSITION(S)        AND LENGTH OF       PRINCIPAL OCCUPATION(S)           BY TRUSTEE DURING        OVERSEEN BY
   ADDRESS(1) AND AGE        TIME SERVED(2)       DURING PAST FIVE YEARS            PAST FIVE YEARS           TRUSTEE
   ------------------      ----------------   -----------------------------   --------------------------   -------------
OFFICERS(6):

DELIAN NAYDENOV            Since 2009         Vice President of the Fund
Assistant Vice President                      since 2009;  Assistant Vice
and Ombudsman                                 President of Gabelli Funds,
Age: 32                                       LLC since 2006; Member of
                                              the professional staff of
                                              Gabelli Funds, LLC since 2004

DAVID I. SCHACHTER         Since 2006         Vice President of the Fund
Vice President                                since 2006; Vice President
Age: 56                                       of other registered
                                              investment companies in the
                                              Gabelli/GAMCO Funds
                                              Complex; Vice President of
                                              Gabelli & Company, Inc.
                                              since 1999

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.

(3) The "Fund Complex" or the "Gabelli/GAMCO Fund Complex" includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an "interested person" of the Fund because of his affiliation with the Fund's Adviser and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of common shares of the Fund. Mr. Tokar is considered to be an "interested person" of the Fund as a result of his son's employment by an affiliate of the Adviser.

(5) Trustees who are not considered to be "interested persons" of the Fund as defined in the 1940 Act are considered to be "Independent" Trustees.

(6) Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(7)  Agnes Mullady is on leave of absence for a limited period of time.

* Nominee to serve, if elected, until the Fund's 2013 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

** Term continues until the Fund's 2012 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

*** Term continues until the Fund's 2011 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

     The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his duties effectively has been attained in large part through the Trustee's business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Trustee's ability to perform his duties effectively also has been enhanced by his education, professional training and other life experiences.

     ANTHONY J. COLAVITA, ESQ. Mr. Colavita is a practicing attorney with over 49 years of experience. He is the Chair of the Fund's Nominating Committee and is a member of the Fund's Audit Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He formerly served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars per year. Mr. Colavita formerly served as special counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He was also formerly Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

     JAMES P. CONN. Mr. Conn is the lead independent Trustee of the Fund, is a member of the Fund's Proxy Voting Committee and also serves on comparable or other board committees for other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer, and has been a director of several public companies in banking and other industries, for some of which he was lead Director and/or Chair of various committees. Mr. Conn received his Bachelor of Science in Business Administration from Santa Clara University.

     CLARENCE A. DAVIS. Mr. Davis was the CEO of Nestor, Inc. until January 2009 and was a director of the company until it went into receivership in June 2009. He is a member of the Fund's Audit Committee and also serves on the board of other funds in the Fund Complex. Mr. Davis formerly served as the Chief Operating Officer and Chief Financial Officer of the American Institute of Certified Public Accountants. Mr. Davis also has served as an Audit Committee member and Director of a kitchenware company, a water supply company, and a hotel company. Mr. Davis founded Clarence A. Davis Enterprises, Inc., which provided financial and organizational consulting, due diligence for acquisitions and forensic accounting for various industries for eight years. Mr. Davis was a Senior Audit Partner for 12 years, which encompassed a career of 23 years in public accounting for Spicer & Oppenheim. He formerly served as Chairman of the Accountants for Public Interest/Support Center of New York. Mr. Davis was appointed to the American Red Cross Liberty Fund and September 11 Recovery Oversight Commission; the New York State Board of Public Accountancy; and the Future Issues Committee of the American Institute of Certified Public Accountants. He has served as a Consultant for the American Red Cross National Office. Also, Mr. Davis was a faculty member of the Long Island University Brooklyn Center; the New York Institute of Finance; and the Foundation for Accounting Education. Mr. Davis received a Bachelor of Science Degree in Accounting from Long Island University.

     MARIO D'URSO. Mr. d'Urso was formerly a Senator and Undersecretary of Commerce in the Italian government. He is a member of the board of other funds in the Fund Complex. He is a former Chairman of Mittel Capital Market S.p.A., a boutique investment bank headquartered in Italy, and a former Partner and Managing Director of Kuhn Loeb & Co. and Shearson Lehman Brothers Co. He previously served as President of The Italy Fund, a closed-end fund investing mainly in Italian listed and non-listed companies. Mr. d'Urso received his Masters Degree in comparative law from George Washington University and was formerly a practicing attorney in Italy.

     ARTHUR V. FERRARA. Mr. Ferrara is the Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America and formerly served on the boards of The Guardian Insurance and Annuity Company and funds managed by Guardian Investor Services Corporation. He also is a former Chairman of the Life Insurance Council of New York Inc. He is also Chairman of the Fund's Pricing Committee and a member of the Fund's Proxy Voting Committee and also serves on comparable or other board committees with respect to other funds in the Fund Complex, on whose boards he sits. Mr. Ferrara also is a member of the multi-fund ad hoc Compensation Committee (described below under "Trustees--Leadership Structure and Oversight Responsibilities") relating to certain offices of the closed end funds in the Fund Complex. Mr. Ferrara received his Bachelor of Science in Business Administration from the College of the Holy Cross.

     MARIO J. GABELLI. Mr. Gabelli is Chief Investment Officer of the Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman and Chief Executive Officer of GAMCO Investors, Inc. ("GAMCO"), a NYSE-listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management, Inc., which are each asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms, and various charitable foundations and educational institutions, including as a Trustee of Boston College and as a member of the Board of Overseers of Columbia University School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia University School of Business.

     MICHAEL J. MELARKEY. Mr. Melarkey is a practicing attorney specializing in business, estate planning, and gaming regulatory work with over 34 years of experience. He serves as a member of the nominating committee with respect to some of the other funds in the Fund Complex on whose boards he sits. He is currently a Director of a natural gas utility company and chairs its Nominating and Corporate Governance Committee. Mr. Melarkey also is a member of the multi-fund ad hoc Compensation Committee relating to certain offices of the closed end funds in the Fund Complex. Mr. Melarkey also acts as a Trustee and officer for several private charitable organizations, is an owner of two northern Nevada casinos and a real estate development company, and acts as a trustee of one and an officer of another private oil and gas company. Mr. Melarkey received his Bachelor of Arts from the University of Nevada, Reno, his Juris Doctor from the University of San Francisco School of Law, and his Masters of Law in Taxation from New York University Law School.

     EDWARD T. TOKAR. Mr. Tokar has been the Senior Managing Director of Beacon Trust Company, a trust services company since 2004. He serves as Chairman of the Fund's Pricing and Proxy Voting Committees. He has been a Director of Teton Advisors, Inc. since 2008. Mr. Tokar also serves as a Director of an energy services company. He was previously the Chief Executive Officer of Allied Capital Management LLC and Vice President -- Investments of Honeywell International Inc. ("Honeywell"). Mr. Tokar formerly served as a Director or Trustee of DB Hedge Strategies Fund, Topiary Fund for Benefit Plan Investors
(BPI) LLC and Levco Series Trust Mutual Funds. Mr. Tokar has over 35 years of investment experience in managing and directing investments in public and private securities involving stocks, bonds, high yield securities, private placements, international investments, and various partnership participations. As the former Vice President of Investments of Honeywell and Chief Executive Officer of Allied Capital Management LLC, he was responsible for the investment of employee benefit fund assets worldwide, where his operations were widely recognized for excellence. He is Trustee Emeritus of the College of William & Mary, and currently serves on the Board of the William & Mary School of Business Foundation. Mr. Tokar has served on numerous advisory boards and professional organizations throughout his career. He is a Certified Public Accountant. Mr. Tokar graduated from the University of Maryland, with a Bachelor of Science degree with High Honors, and received a Masters in Business Administration from the College of William & Mary.

     SALVATORE J. ZIZZA. Mr. Zizza is the Chairman of a consulting firm. He is the Chair of the Fund's Audit Committee and has been designated the Fund's Audit Committee Financial Expert. Mr. Zizza is also a member of the Fund's Nominating and Pricing Committees and both multi-fund ad hoc Compensation Committees. In addition, he serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. Besides serving on the boards of many funds within the Fund Complex, he is currently a Director of two other public companies and has previously served on the boards of several other public companies. He also previously served as the Chief Executive of a large construction company which was a NYSE-listed company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration in Finance from St. John's University, which also has awarded him an Honorary Doctorate in Commercial Sciences.

TRUSTEES -- LEADERSHIP STRUCTURE AND OVERSIGHT RESPONSIBILITIES

     Overall responsibility for general oversight of the Fund rests with the Board. The Board does not have a Chairman. The Board has appointed Mr. Conn as the lead independent Trustee. The lead independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Trustees on a wide variety of matters including agenda items for Board meetings. Designation as such does not impose on the lead independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time the Board establishes additional committees or informal working groups, such as pricing committees related to securities offerings by the Fund, to deal with specific matters or assigns one of its members to participate with Trustees or directors of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex.

     All of the Fund's Trustees other than Mr. Gabelli and Mr. Tokar are independent Trustees, and the Board believes they are able to provide effective oversight of the Fund's service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

     The Fund's operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund's risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund's Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund's and such providers' compliance programs. The Board's oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund's risk management from time to time and may make changes in its discretion at any time.

     The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FAMILY OF INVESTMENT COMPANIES FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

     Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee.

                          DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY
                          SECURITIES HELD IN THE   SECURITIES HELD IN THE FAMILY OF
NAME OF TRUSTEE/NOMINEE          FUND*(1)             INVESTMENT COMPANIES*(1)(2)
-----------------------   ----------------------   --------------------------------
INTERESTED TRUSTEES/NOMINEES:
Mario J. Gabelli                     E                             E
Edward T. Tokar                      D                             E

                          DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY
                          SECURITIES HELD IN THE   SECURITIES HELD IN THE FAMILY OF
NAME OF TRUSTEE/NOMINEE          FUND*(1)             INVESTMENT COMPANIES*(1)(2)
-----------------------   ----------------------   --------------------------------
INDEPENDENT TRUSTEES/NOMINEES:
Anthony J. Colavita**                B                             E
James P. Conn                        E                             E
Clarence A. Davis                    A                             B
Mario d'Urso                         A                             E
Arthur V. Ferrara                    C                             E
Michael J. Melarkey                  D                             E
Salvatore J. Zizza                   A                             E

----------
*    Key to Dollar Ranges
     A. None
     B. $1 - $10,000
     C. $10,001 - $50,000
     D. $50,001 - $100,000
     E. Over $100,000

     All shares were valued as of December 31, 2009.

** Mr. Colavita beneficially owns less than 1% of the common stock of The LGL Group, Inc., having a value of $4,389 as of December 31, 2009. The LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.

(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2009. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The term "Family of Investment Companies" includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently the registered funds that comprise the "Fund Complex" are identical to those that comprise the "Family of Investment Companies."

     Set forth in the table below is the amount of shares beneficially owned by each Trustee, nominee for election as Trustee, and executive officer of the Fund.

                                    AMOUNT AND NATURE OF     PERCENT OF SHARES
NAME OF TRUSTEE/NOMINEE/OFFICER   BENEFICIAL OWNERSHIP (1)    OUTSTANDING (2)
-------------------------------   ------------------------   -----------------
INTERESTED TRUSTEES/NOMINEES:
Mario J. Gabelli              1,332,962 (3)                       6.3%
                                687,620 Preferred Shares (4)         *
Edward T. Tokar                   5,000

                                    AMOUNT AND NATURE OF     PERCENT OF SHARES
NAME OF TRUSTEE/NOMINEE/OFFICER   BENEFICIAL OWNERSHIP (1)    OUTSTANDING (2)
-------------------------------   ------------------------   -----------------
INDEPENDENT TRUSTEES/NOMINEES:
Anthony J. Colavita                 560 (5)                          *
                                    112 Preferred Shares (6)
James P. Conn                    15,000                              *
                                  1,500 Preferred Shares             *

Clarence A. Davis                     0                              *
Mario d'Urso                          0                              *
Arthur V. Ferrara                 1,500                              *
                                    150 Preferred Shares             *
Michael J. Melarkey               5,200                              *
                                  1,000 Preferred Shares             *
Salvatore J. Zizza                    0                              *
OFFICERS:
Bruce N. Alpert                   1,000                              *
                                  1,550 Preferred Shares             *
Agnes Mullady                         0                              *

----------
(1) This information has been furnished by each Trustee, including each nominee for election as Trustee, and executive officer as of December 31, 2009. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act. Reflects ownership of common shares unless otherwise noted.

(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The Trustees, including nominees for election as Trustee, and executive officers ownership as a group, constitutes 5.8% of the total Common Shares outstanding.

(3) Comprised of 65,549 Common Shares owned directly by Mr. Gabelli, 28,200 Common Shares owned by a family partnership for which Mr. Gabelli serves as general partner, 7,174 Common Shares owned by a subsidiary of GAMCO Investors, Inc., 88,859 Common Shares owned by GGCP, Inc., a parent company of GAMCO Investors, Inc., 16,567 Common Shares owned by GPJ Retirement Partners, LLC in which Mr. Gabelli has less than 100% interest and disclaims beneficial ownership of the shares held by this entity which are in excess of this indirect pecuniary interest, and 1,126,613 Common Shares owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

(4) Comprised of 310,166 Preferred Shares owned directly by Mr. Gabelli, 140,000 Preferred Shares owned by a family partnership for which Mr. Gabelli serves as general partner, 717 Preferred Shares owned by a subsidiary of GAMCO Investors, Inc., 115,600 Preferred Shares owned by GGCP, Inc., a parent company of GAMCO Investors, Inc., 17,800 Preferred Shares owned by GPJ Retirement Partners, LLC, and 103,337 Preferred Shares owned by GAMCO Investors, Inc. Mr. Gabelli disclaims beneficial ownership of the Shares held by discretionay accounts and by entities named except to the extent of his interest in such entities.

(5) All 560 Common Shares are owned by Mr. Colavita's spouse for which he disclaims beneficial ownership.

(6) All 112 Preferred Shares are owned by Mr. Colavita's spouse for which he disclaims benefical ownership.

     The Fund pays each Trustee who is not affiliated with the Adviser or its affiliates a fee of $6,000 per year plus $ 1,000 per Board meeting attended and $500 per standing Committee meeting attended, together with the Trustee's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the lead independent Trustee receives an annual fee of $1,000, the Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to such Trustees during the period ended December 31, 2009 amounted to $90,500. During the period ended December 31, 2009, the Trustees of the Fund met four times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

THE AUDIT COMMITTEE AND AUDIT COMMITTEE REPORT

     The role of the Fund's Audit Committee (the "Audit Committee") is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Fund's financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Audit Charter") that was most recently reviewed and approved by the Board of Trustees on February 24, 2010. The Audit Charter is available on the Fund's website at www.gabelli.com/corporate/closed/corp_gov.html.

     Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm, and overseeing the Fund's internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by Ernst & Young LLP ("Ernst & Young") to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

     In performing its oversight function, at a meeting held on February 23, 2010, the Audit Committee reviewed and discussed with management of the Fund and Ernst & Young the audited financial statements of the Fund as of and for the period ended December 31, 2009, and discussed the audit of such financial statements with the independent registered public accounting firm.

     In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm as required by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) ("PCAOB") in Rule 3200T. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent registered public accounting firm and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

     As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

     The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund's Board of Trustees that the Fund's audited financial statements be included in the Fund's Annual Report for the period ended December 31, 2009.

     SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF TRUSTEES Salvatore J. Zizza, Chairman
     Anthony J. Colavita
     Clarence A. Davis
     February 24, 2010

     The Audit Committee met twice during the period ended December 31, 2009. The Audit Committee is composed of three of the Fund's Independent Trustees, namely Messrs. Colavita, Davis, and Zizza. Each member of the Audit Committee has been determined by the Board of Trustees to be financially literate.

NOMINATING COMMITTEE

     The Board of Trustees has a Nominating Committee composed of two of the Fund's Independent Trustees, namely Messrs. Colavita (Chairman) and Zizza. The Nominating Committee did not meet during the period ended December 31, 2009. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

     - The name of the shareholder and evidence of the shareholder's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;

     - The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Fund, and the person's consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees; and

     - If requested by the Nominating Committee, a completed and signed trustees' questionnaire.

     The shareholder recommendation and information described above must be sent to the Fund's Secretary, c/o Gabelli Funds, LLC, at One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days prior to the anniversary date of the proxy statement for the Fund's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

     The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees' oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund.

     The Nominating Committee considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes or skills useful in overseeing a publicly-traded, highly-regulated entity such as the Fund. The Fund's governing documents state that a nominee for Trustee shall be at least 21 years of age and not older than such age, if any, as the Trustees may determine and shall not be under legal disability. The Trustees have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Trustee's service on the Fund's Board, see the biographical information of the Trustees above in the section entitled "Information about Trustees and Officers."

     The Fund's Nominating Committee adopted a charter on November 8, 2006. The charter is available on the Fund's website at www.gabelli.com/corporate/closed/corp_gov.html.

OTHER BOARD-RELATED MATTERS

     The Board of Trustees has established the following procedures in order to facilitate communications between the Board and the shareholders of the Fund and other interested parties.

RECEIPT OF COMMUNICATIONS

     Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading "Our Firm/Contact Us/Email Addresses/Board of Directors (Gabelli Closed-End Funds)."

FORWARDING THE COMMUNICATIONS

     All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

     The Fund does not expect Trustees or nominees for election as Trustee to attend the Annual Meeting of Shareholders. Mr. Gabelli attended the Fund's Annual Meeting of Shareholders held on May 18, 2009.

     The following table sets forth certain information regarding the compensation of the Trustees by the Fund and executive officers, if any, who were compensated by the Fund rather than the Adviser, for the year ended December 31, 2009.

                               COMPENSATION TABLE
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                                             AGGREGATE COMPENSATION
                                  AGGREGATE COMPENSATION     FROM THE FUND AND FUND
NAME OF PERSON AND POSITION            FROM THE FUND       COMPLEX PAID TO TRUSTEES*
---------------------------       ----------------------   -------------------------
INTERESTED TRUSTEES/NOMINEES:
MARIO J. GABELLI                          $     0                 $      0(26)
Trustee and Chief
Investment Officer
EDWARD T. TOKAR                           $10,250                 $ 30,000(2)
Trustee

INDEPENDENT TRUSTEES/NOMINEES:
ANTHONY J. COLAVITA                       $13,500                 $263,438(35)
Trustee
JAMES P. CONN                             $11,500                 $132,000(16)
Trustee
CLARENCE A. DAVIS                         $11,000                 $ 17,500(2)
Trustee
MARIO D'URSO                              $ 9,000                 $ 42,000(4)
Trustee
ARTHUR V. FERRARA                         $10,250                 $ 41,000(8)
Trustee
MICHAEL J. MELARKEY                       $10,000                 $ 46,500(4)
Trustee
SALVATORE J. ZIZZA                        $15,000                 $199,500(27)
Trustee

----------
* Represents the total compensation paid to such persons during the year ended December 31, 2009 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

REQUIRED VOTE

     The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Fund represented at the Meeting if a quorum is present.

     THE BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH APPLICABLE NOMINEE.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young, 2001 Market Street, Philadelphia, PA 19103, has been selected to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2010. Ernst & Young acted as the Fund's independent registered public accounting firm for the period ended December 31, 2009. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young in the Fund. A representative of Ernst & Young will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Ernst & Young for professional services received during and for the period ended December 31, 2007 and 2008, respectively.

PERIOD ENDED                 AUDIT-RELATED                ALL OTHER
 DECEMBER 31   AUDIT FEES*        FEES       TAX FEES**      FEES
------------   -----------   -------------   ----------   ---------
     2008        $35,000           --          $4,000         --
     2009        $58,300           --          $6,000         --

----------
* Includes non-recurring fees billed by Ernst & Young to the Fund in connection with the initial offering of Common Shares of the Fund.

** "Tax Fees" are those fees billed by Ernst & Young in connection with tax compliance services, including primarily the review of the Fund's income tax returns.

     The Fund's Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund's Adviser and service providers controlling, controlled by, or under common control with the Fund's Adviser ("affiliates") that provide on-going services to the Fund (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, and tax services described above for which Ernst & Young billed the Fund fees for the periods ended December 31, 2008 and December 31, 2009 were pre-approved by the Audit Committee.

     For the periods ended December 31, 2008 and 2009, Ernst & Young has informed the Fund that it did provide certain non-audit services to the Adviser or affiliates thereof that provide services to the Fund.

THE INVESTMENT ADVISER AND ADMINISTRATOR

     Gabelli Funds, LLC is the Fund's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580 -1422.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund's executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund's securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Fund with copies of all
Section 16(a) forms they file. Based solely on the Fund's review of the copies of such forms it received for the period ended December 31, 2009, the Fund believes that during that year such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The affirmative vote of a plurality of votes cast for each nominee by the shareholders entitled to vote for a particular nominee is necessary for the election of a Trustee. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

     Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report for the six months ended June 30, 2010.

"HOUSEHOLDING"

     Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2011 (the "2011 Annual Meeting") must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December 8, 2010. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Fund's proxy materials is referred to Rule 14a-8 under the 1934 Act.

     The Fund's By-Laws require shareholders that wish to nominate Trustees or make proposals to be voted on at an Annual Meeting of the Fund's Shareholders (and which are not proposed to be included in the Fund's proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2011 Annual Meeting, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement no earlier than 9:00 a.m. Eastern time on December 8, 2011 and no later than 5:00 p.m. Eastern time on January 7, 2011; provided, however, that if the 2011 Annual Meeting is to be held on a date that is earlier than April 22, 2011 or later than June 11, 2011, such notice must be delivered to or received by the Fund no later than 5:00 p.m. Eastern time on the tenth day following the date on which public announcement of the date of the 2011 Annual Meeting was first made. Any such notice by a shareholder shall set forth the information required by the Fund's By-Laws with respect to each nomination or matter the shareholder proposes to bring before the 2011 Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

     SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

April 7, 2010

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

                                                                     GDL-PS-2010

GABELLI FUNDS                       THE GABELLI GLOBAL DEAL FUND

                                    COMMON SHARES

                                    Proxy Card for Annual Meeting of Shareholders - May 17, 2010

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and Bruce N. Alpert, and each of them, attorneys and proxies of the  undersigned,  with full powers of  substitution  and  revocation,  to represent  the  undersigned  and to vote on behalf of the undersigned  all shares of The Gabelli Global Deal Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut
06830 on Monday, May 17, 2010, at 8:30 a.m., and at any adjournments  thereof.  The undersigned hereby  acknowledges  receipt of the
Notice of Meeting and Proxy Statement and hereby  instructs said attorneys and proxies to vote said shares as indicated  herein.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies  present and acting at the Meeting in person or by substitute  (or, if only one shall be so present,  then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The undersigned hereby revokes any proxy previously given.

-----------------------------------------------------------------------   This  proxy,  if properly  executed,  will be voted in the
|                                                                     |   manner  directed  by the  undersigned  shareholder.  If no
| Registration dynamically printed here                               |   direction  is  made,  this  proxy  will be  voted  FOR the
|                                                                     |   election of the Nominees as Trustee and in the  discretion
| (for formatting the top of this window should hit lateral line 2.7) |   of the  proxy  holder  as to any  other  matter  that  may
|                                                                     |   properly  come  before the  Meeting.  Please  refer to the
|                                                                     |   Proxy Statement for a discussion of Proposal No. 1.
|                                                                     |
|                                                                     |
-----------------------------------------------------------------------


                                      PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH
------------------------------------------------------------------------------------------------------------------------------------

(GRAPHIC)

                   ------------------------------------------------------------------------------------------
                   |                                                                                        |
                   |                                       BY INTERNET                                      |
                   |                                                                                        |
                   | To vote on the  Internet,  go to  www.proxyonline.com  and enter the 12-digit  control |
                   | number found on the reverse side of this Proxy Card. Follow the instructions provided. |
                   |                                                                                        |
                   ------------------------------------------------------------------------------------------

(GRAPHIC)

                   ------------------------------------------------------------------------------------------
                   |                                                                                        |
                   |                                       BY TELEPHONE                                     |
                   |                                                                                        |
                   | To vote by  telephone,  call toll free  866-458-9863  and enter the  12-digit  control |
                   | number found on the reverse side of this Proxy Card. Follow the instructions provided. |
                   | This touch-tone voting service is available 24 hours a day, seven days a week.         |
                   |                                                                                        |
                   ------------------------------------------------------------------------------------------

(GRAPHIC)

                   ------------------------------------------------------------------------------------------
                   |                                                                                        |
                   |                                        BY MAIL                                         |
                   |                                                                                        |
                   | To vote by mail,  mark the  appropriate  voting box on the reverse  side of this Proxy |
                   | Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope |
                   | or mail to: GABELLI FUNDS, P.O. BOX 6500, CARLSTADT, NJ 07072.                         |
                   |                                                                                        |
                   ------------------------------------------------------------------------------------------

                    PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THE GABELLI GLOBAL DEAL FUND

                                                                                                   CONTROL NUMBER

                                                                                                 -------------------
                                                                                                 |                 |
                                                                                                 |   123456789123  |
                                                                                                 |                 |
                                                                                                 -------------------

                               PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

The Proxy Card must be SIGNED AND DATED for your  instructions  to be counted  and will be voted in the manner  indicated,  or if no instruction has been indicated  below, a vote will be cast FOR each nominee.  Please vote, sign and date below and return your Proxy
Card promptly in the enclosed envelope.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

-----------------------------------------------------------------------------------------
| TO VOTE FOR ALL NOMINEES IN THE SAME MANNER, PLEASE USE THE BOXES BELOW.              |
|                                                                                       |
|                                                                FOR ALL   WITHHOLD ALL |
|                                                                                       |
| The Board of Trustees recommends a vote FOR                      [ ]          [ ]     |
| each Nominee.                                                                         |
-----------------------------------------------------------------------------------------

To vote for each nominee INDIVIDUALLY, please use these boxes.

                           NOMINEES                                FOR       WITHHOLD

EDWARD T. TOKAR                                                    [ ]          [ ]

SALVATORE J. ZIZZA                                                 [ ]          [ ]

Please be sure to sign and date this Proxy  Card.  Please  sign  exactly as your  name(s)
appear(s) on this Proxy Card.  When shares are held by joint  tenants,  both should sign.
When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a  corporation,  please sign in full  corporate  name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.


-----------------------------------------------------------------------------------------
Shareholder sign here


-----------------------------------------------------------------------------------------
Joint owner sign here


-----------------------------------------------------------------------------------------
Date:


(BARCODE HERE)                                               (TAGID HERE)                                               (CUSIP HERE)

GABELLI FUNDS                       THE GABELLI GLOBAL DEAL FUND

                                    PREFERRED SHARES

                                    Proxy Card for Annual Meeting of Shareholders - May 17, 2010

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and Bruce N. Alpert, and each of them, attorneys and proxies of the  undersigned,  with full powers of  substitution  and  revocation,  to represent  the  undersigned  and to vote on behalf of the undersigned  all shares of The Gabelli Global Deal Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut
06830 on Monday, May 17, 2010, at 8:30 a.m., and at any adjournments  thereof.  The undersigned hereby  acknowledges  receipt of the
Notice of Meeting and Proxy Statement and hereby  instructs said attorneys and proxies to vote said shares as indicated  herein.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies  present and acting at the Meeting in person or by substitute  (or, if only one shall be so present,  then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The undersigned hereby revokes any proxy previously given.

-----------------------------------------------------------------------   This  proxy,  if properly  executed,  will be voted in the
|                                                                     |   manner  directed  by the  undersigned  shareholder.  If no
| Registration dynamically printed here                               |   direction  is  made,  this  proxy  will be  voted  FOR the
|                                                                     |   election of the Nominees as Trustee and in the  discretion
| (for formatting the top of this window should hit lateral line 2.7) |   of the  proxy  holder  as to any  other  matter  that  may
|                                                                     |   properly  come  before the  Meeting.  Please  refer to the
|                                                                     |   Proxy Statement for a discussion of Proposal No. 1.
|                                                                     |
|                                                                     |
-----------------------------------------------------------------------


                                      PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH
------------------------------------------------------------------------------------------------------------------------------------

(GRAPHIC)

                   ------------------------------------------------------------------------------------------
                   |                                                                                        |
                   |                                       BY INTERNET                                      |
                   |                                                                                        |
                   | To vote on the  Internet,  go to  www.proxyonline.com  and enter the 12-digit  control |
                   | number found on the reverse side of this Proxy Card. Follow the instructions provided. |
                   |                                                                                        |
                   ------------------------------------------------------------------------------------------

(GRAPHIC)

                   ------------------------------------------------------------------------------------------
                   |                                                                                        |
                   |                                       BY TELEPHONE                                     |
                   |                                                                                        |
                   | To vote by  telephone,  call toll free  866-458-9863  and enter the  12-digit  control |
                   | number found on the reverse side of this Proxy Card. Follow the instructions provided. |
                   | This touch-tone voting service is available 24 hours a day, seven days a week.         |
                   |                                                                                        |
                   ------------------------------------------------------------------------------------------

(GRAPHIC)

                   ------------------------------------------------------------------------------------------
                   |                                                                                        |
                   |                                        BY MAIL                                         |
                   |                                                                                        |
                   | To vote by mail,  mark the  appropriate  voting box on the reverse  side of this Proxy |
                   | Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope |
                   | or mail to: GABELLI FUNDS, P.O. BOX 6500, CARLSTADT, NJ 07072.                         |
                   |                                                                                        |
                   ------------------------------------------------------------------------------------------

                    PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THE GABELLI GLOBAL DEAL FUND

                                                                                                   CONTROL NUMBER

                                                                                                 -------------------
                                                                                                 |                 |
                                                                                                 |   123456789123  |
                                                                                                 |                 |
                                                                                                 -------------------

                               PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

The Proxy Card must be SIGNED AND DATED for your  instructions  to be counted  and will be voted in the manner  indicated,  or if no instruction has been indicated  below, a vote will be cast FOR each nominee.  Please vote, sign and date below and return your Proxy
Card promptly in the enclosed envelope.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

-----------------------------------------------------------------------------------------
| TO VOTE FOR ALL NOMINEES IN THE SAME MANNER, PLEASE USE THE BOXES BELOW.              |
|                                                                                       |
|                                                                FOR ALL   WITHHOLD ALL |
|                                                                                       |
| The Board of Trustees recommends a vote FOR                      [ ]          [ ]     |
| each Nominee.                                                                         |
-----------------------------------------------------------------------------------------

To vote for each nominee INDIVIDUALLY, please use these boxes.

                           NOMINEES                                FOR       WITHHOLD

ANTHONY J. COLAVITA                                                [ ]          [ ]

EDWARD T. TOKAR                                                    [ ]          [ ]

SALVATORE J. ZIZZA                                                 [ ]          [ ]

Please be sure to sign and date this Proxy  Card.  Please  sign  exactly as your  name(s)
appear(s) on this Proxy Card.  When shares are held by joint  tenants,  both should sign.
When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a  corporation,  please sign in full  corporate  name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.


-----------------------------------------------------------------------------------------
Shareholder sign here


-----------------------------------------------------------------------------------------
Joint owner sign here


-----------------------------------------------------------------------------------------
Date:


(BARCODE HERE)                                               (TAGID HERE)                                               (CUSIP HERE)

(BAR CODE)                                                           IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                                                                     FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/17/10 FOR GABELLI
GABELLI GLOBAL DEAL        ANNUAL MEETING TO BE HELD ON 05/17/10     GLOBAL DEAL FUND THE FOLLOWING MATERIAL IS AVAILABLE AT
FUND                       AT 08:30 A.M. EDT                         WWW.PROXYVOTE.COM                     **A**
FOR HOLDERS AS OF 03/15/10 * ISSUER CONFIRMATION COPY - INFO ONLY *  -PROXY STATEMENT

               |-----------------------------------------------|                2 -I                    -S
 10    1-0001  | THIS FORM IS PROVIDED FOR INFORMATIONAL       |
               | PURPOSES ONLY. PLEASE DO NOT USE IT FOR       |     FOR ALL NOMINEES
               | VOTING PURPOSES.                              |
               |-----------------------------------------------|  1  WITHHOLD ALL NOMINEES

   36245G103                                                         WITHHOLD AUTHORITY TO VOTE FOR
                                                                     ANY INDIVIDUAL NOMINEE. WRITE
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE             0010100  NUMBER(S) OF NOMINEE(S) BELOW.
FOLLOWING NOMINEES
1 - 01-EDWARD T. TOKAR, 02-SALVATORE J. ZIZZA                                           --------------------------        (BAR CODE)
                                                                     DO NOT USE                                              X
     *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING OR ANY ADJOURNMENT THEREOF                              DO NOT USE                                      1

                                                                     DO NOT USE

                                                                                         36245G103

                                                                     DO NOT USE

                                                                     DO NOT USE                                               Z52466
                                                                                   PLACE "X" HERE IF YOU PLAN TO ATTEND      [ ]
                                                                     DO NOT USE    AND VOTE YOUR SHARES AT THE MEETING


                                                                     DO NOT USE    (BROADRIDGE(TM) LOGO)

                                                                     DO NOT USE                                     10    (BAR CODE)

                                                                     DO NOT USE
                                                                                   51 MERCEDES WAY
                                                                                   EDGEWOOD NY 11717
                                                                     DO NOT USE

                                                                     DO NOT USE                                      10

                                                                     DO NOT USE

                                                                                   GABELLI FUNDS
                    |----------------------|                         DO NOT USE    ATTN: JOE EGAN
                    |  MATERIALS ELECTION  |                                       ONE CORPORATE CENTER              (GRAPHIC)
                    |----------------------|                         DO NOT USE    RYE, NY
                                                                                   105801334

AS OF JULY 1, 2007, SEC RULES PERMIT COMPANIES TO SEND       --->>>    (GRAPHIC)
YOU A NOTICE INDICATING THAT THEIR PROXY MATERIALS ARE
AVAILABLE ON THE INTERNET AND HOW YOU CAN REQUEST A MAILED
COPY. CHECK THE BOX TO THE RIGHT IF YOU WANT TO RECEIVE
FUTURE PROXY MATERIALS BY MAIL AT NO COST TO YOU. EVEN IF
YOU DO NOT CHECK THE BOX, YOU WILL STILL HAVE THE RIGHT TO
REQUEST A FREE SET OF PROXY MATERIALS UPON RECEIPT OF A
NOTICE.

VIF11H

(BAR CODE)                                                           IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                                                                     FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/17/10 FOR GABELLI
GABELLI GLOBAL DEAL        ANNUAL MEETING TO BE HELD ON 05/17/10     GLOBAL DEAL FUND COM 8.50% PF A THE FOLLOWING MATERIAL IS
FUND COM 8.50% PF A        AT 08:30 A.M. EDT                         AVAILABLE AT WWW.PROXYVOTE.COM                **A**
FOR HOLDERS AS OF 03/15/10 * ISSUER CONFIRMATION COPY - INFO ONLY *  -PROXY STATEMENT

               |-----------------------------------------------|                2 -I                    -S
 11    1-0001  | THIS FORM IS PROVIDED FOR INFORMATIONAL       |
               | PURPOSES ONLY. PLEASE DO NOT USE IT FOR       |     FOR ALL NOMINEES
               | VOTING PURPOSES.                              |
               |-----------------------------------------------|  1  WITHHOLD ALL NOMINEES

   36245G202                                                         WITHHOLD AUTHORITY TO VOTE FOR
                                                                     ANY INDIVIDUAL NOMINEE. WRITE
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE             0010100  NUMBER(S) OF NOMINEE(S) BELOW.
FOLLOWING NOMINEES
1 - 01-ANTHONY J. COLAVITA, 02-EDWARD T. TOKAR,                                         --------------------------        (BAR CODE)
03-SALVATORE J. ZIZZA
                                                                     DO NOT USE                                              X
     *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING OR ANY ADJOURNMENT THEREOF                              DO NOT USE                                      3

                                                                     DO NOT USE

                                                                                         36245G202

                                                                     DO NOT USE

                                                                     DO NOT USE                                               Z52466
                                                                                   PLACE "X" HERE IF YOU PLAN TO ATTEND      [ ]
                                                                     DO NOT USE    AND VOTE YOUR SHARES AT THE MEETING


                                                                     DO NOT USE    (BROADRIDGE(TM) LOGO)

                                                                     DO NOT USE                                     11    (BAR CODE)

                                                                     DO NOT USE
                                                                                   51 MERCEDES WAY
                                                                                   EDGEWOOD NY 11717
                                                                     DO NOT USE

                                                                     DO NOT USE                                      11

                                                                     DO NOT USE

                                                                                   GABELLI FUNDS
                    |----------------------|                         DO NOT USE    ATTN: JOE EGAN
                    |  MATERIALS ELECTION  |                                       ONE CORPORATE CENTER              (GRAPHIC)
                    |----------------------|                         DO NOT USE    RYE, NY
                                                                                   105801334

AS OF JULY 1, 2007, SEC RULES PERMIT COMPANIES TO SEND       --->>>    (GRAPHIC)
YOU A NOTICE INDICATING THAT THEIR PROXY MATERIALS ARE
AVAILABLE ON THE INTERNET AND HOW YOU CAN REQUEST A MAILED
COPY. CHECK THE BOX TO THE RIGHT IF YOU WANT TO RECEIVE
FUTURE PROXY MATERIALS BY MAIL AT NO COST TO YOU. EVEN IF
YOU DO NOT CHECK THE BOX, YOU WILL STILL HAVE THE RIGHT TO
REQUEST A FREE SET OF PROXY MATERIALS UPON RECEIPT OF A
NOTICE.

VIF11H